UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2023

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38026	45-1459825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2023, J.Jill, Inc. (the “Company”) entered into Amendment No. 7 (the “ABL Amendment”) to the ABL Credit Agreement, by and among the Company, Jill Acquisition LLC, J.Jill Gift Card Solutions, Inc. (collectively, the “Borrowers”), the other guarantors party thereto from time to time, the other Lenders party thereto from time to time and CIT Finance LLC, as the Administrative Agent and collateral agent (the “ABL Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning as set forth in the ABL Credit Agreement.

The ABL Amendment made a technical revision to the definition of “Eligible In Transit Inventory” for administrative purposes to remove the requirement for a Borrower’s non-negotiable bill of lading, non-negotiable sea waybill or other similar shipping document (each a “Non-Negotiable Document”) to conspicuously state on its face that the Inventory that is subject to such Non-Negotiable Document is subject to the Lien of the Administrative Agent. In connection with removing this requirement, a $500,000 In Transit Inventory Reserve Amount will be applied to Eligible In Transit Inventory on the Borrowing Base Certificate during any period in which Excess Liability is less than $5.0 million (the “In Transit Inventory Reserve Period”). This increase in the reserve decreases the Borrowing Base by the same amount during an In Transit Inventory Reserve Period.

The ABL Amendment did not make any other material changes to the material terms of the ABL Credit Agreement.

The foregoing description of the ABL Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ABL Amendment, a copy of which will be filed by the Company with the Company’s Annual Report on Form 10-K for the fiscal year ending January 27, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2023	J.JILL, INC.

	By:	/s/ Mark Webb
	Name:	Mark Webb
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer